                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  February 20, 2003
MONTHLY PERIOD:     January, 2003

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

     (A) The aggregate amount of the distribution with respect to:

                                       Class A-1 Notes           20,883,843.13
                                       Class A-2 Notes              198,250.00
                                       Class A-3 Notes              394,250.00
                                       Class A-4 Notes              172,741.67
                                         Class B Notes               34,650.00

     (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                                       Class A-1 Notes              113,539.75
                                       Class A-2 Notes              198,250.00
                                       Class A-3 Notes              394,250.00
                                       Class A-4 Notes              172,741.67
                                         Class B Notes               34,650.00

     (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                       Class A-1 Notes           20,770,303.38
                                       Class A-2 Notes                       -
                                       Class A-3 Notes                       -
                                       Class A-4 Notes                       -
                                         Class B Notes                       -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE: February 20, 2003
MONTHLY PERIOD:    January, 2003

     (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                                       Class A-1 Notes            157.02137692
                                       Class A-2 Notes              1.62500000
                                       Class A-3 Notes              2.07500000
                                       Class A-4 Notes              2.53333338
                                         Class B Notes              2.93333333

     (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                                       Class A-1 Notes              0.85368233
                                       Class A-2 Notes              1.62500000
                                       Class A-3 Notes              2.07500000
                                       Class A-4 Notes              2.53333338
                                         Class B Notes              2.93333333

     (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                                       Class A-1 Notes            156.16769459
                                       Class A-2 Notes                       -
                                       Class A-3 Notes                       -
                                       Class A-4 Notes                       -
                                         Class B Notes                       -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

     (A)   The Pool Balance at the close of business
           on the last day of the Monthly Period:               454,518,286.18

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                         Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  February 20, 2003
MONTHLY PERIOD:     January, 2003

     (B)   The aggregate outstanding principal
           amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:

                                       Class A-1 Notes           56,205,799.37
                                       Class A-2 Notes          122,000,000.00
                                       Class A-3 Notes          190,000,000.00
                                       Class A-4 Notes           68,187,500.00
                                         Class B Notes           11,812,500.00

     (C)   The Note Pool Factor for each Class of
           Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                       Class A-1 Notes              0.42260000
                                       Class A-2 Notes              1.00000000
                                       Class A-3 Notes              1.00000000
                                       Class A-4 Notes              1.00000000
                                         Class B Notes              1.00000000

     (D)   The amount of aggregate Realized Losses
           for the preceding Monthly Period:

                                                                    158,381.55

     (E)   The aggregate Purchase Amount for all
           Receivables that were repurchased in the
           Monthly Period:
                                                                             -


2. Servicing Fee

           The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                    197,354.45

3. Payment Shortfalls

     (A)   The amount of the Noteholders' Interest
           Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:

                                       Class A-1 Notes                       -
                                       Class A-2 Notes                       -
                                       Class A-3 Notes                       -
                                       Class A-4 Notes                       -
                                         Class B Notes                       -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                         Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  February 20, 2003
MONTHLY PERIOD:     January, 2003

     (B)   The amount of the Noteholders' Interest
           Carryover Shortfall set forth in paragraph
           3(A) above per $1,000 interest with respect to:

                                       Class A-1 Notes                      -
                                       Class A-2 Notes                      -
                                       Class A-3 Notes                      -
                                       Class A-4 Notes                      -
                                         Class B Notes                      -

     (A) The aggregate amount of collections by the Servicer during the preceding Monthly Period:

                                                                 21,948,881.91

     (B)   The aggregate amount which was received by the Trust
           from the Servicer during the Monthly Period:
                                                                 21,751,527.46

     (C)   The number of Receivables that are delinquent for:
                                                    30-59 days              84
                                                    60-89 days              15
                                               90 or more days              13
                                Repossessed Autos in Inventory              12

M&I Auto Loan Trust 2002-1                                                                                                    Page 1
Monthly Servicing Report


Distribution Date               February 20, 2003                                         Closing Date:             October 10, 2002
Collection Period Begin Date:     January 1, 2003                           Previous Distribution Date:             January 21, 2003
Collection Period End Date:      January 31, 2003                  Previous Collection Period End Date:            December 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics          Cutoff Balance           Coupon    Accrual              Legal Final Maturity     CUSIP
                                                                            Calendar
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes                  $133,000,000.00           1.770%   Actual/360               October 20, 2003    55255PAF7
ii     Class A-2 Notes                  $122,000,000.00           1.950%     30/360                    July 20, 2005    55255PAG5
iii    Class A-3 Notes                  $190,000,000.00           2.490%     30/360                 October 22, 2007    55255PAH3
iv     Class A-4 Notes                  $ 68,187,500.00           3.040%     30/360                 October 20, 2008    55255PAJ9
v      Class B Notes                    $ 11,812,500.00           3.520%     30/360               September 21, 2009    55255PAK6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                        Balance as of                    % of Original Balance      Unpaid Interest  Unpaid Interest
                                01/21/2003        02/20/2003         01/21/2003         02/20/2003     01/21/2003       02/20/2003
------------------------------------------------------------------------------------------------------------------------------------
I.     Class A-1 Notes         $ 76,976,102.75   $ 56,205,799.37     57.88%              42.26%            -                 -
ii     Class A-2 Notes         $122,000,000.00   $122,000,000.00    100.00%             100.00%            -                 -
iii    Class A-3 Notes         $190,000,000.00   $190,000,000.00    100.00%             100.00%            -                 -
iv     Class A-4 Notes         $ 68,187,500.00   $ 68,187,500.00    100.00%             100.00%            -                 -
v      Class B Notes           $ 11,812,500.00   $ 11,812,500.00    100.00%             100.00%            -                 -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                Page 2
Monthly Servicing Report


Distribution Date                  February 20, 2003                              Closing Date:                October 10, 2002
Collection Period Begin Date:        January 1, 2003                Previous Distribution Date:                January 21, 2003
Collection Period End Date:         January 31, 2003       Previous Collection Period End Date:               December 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                                           $2,431,305.00
ii     Reserve Account Deposits for Prefunding                                                   $0.00
iii    Beginning of Period Reserve Balance (Including Prefunding Deposits)               $2,624,940.86
iv     Specified Reserve Account Percent                                                          0.50% of Aggregate Loans Purchased
v      Specified Reserve Account Floor                                                           $0.00
vi     Specified Reserve Account Balance                                                 $2,624,940.86
vii    Reserve Account Release                                                                   $0.00
viii   Reserve Account Draws                                                                     $0.00
ix     Reserve Account Deposits                                                                  $0.00
x      End of Period Reserve Balance                                                     $2,624,940.86
xi     Outstanding Simple Interest Advances                                                 $51,775.57
------------------------------------------------------------------------------------------------------------
D.     Pre-Funding Account

------------------------------------------------------------------------------------------------------------
I.     Pre-Funding Amount %                                                                           17.57%
ii     Pre-Funding Transfer Amount                                                           $92,217,688.56
iii    Pre-Funding Account Balance                                                                    $0.00
iv     Investment Earnings and Income on funds in deposit                                             $0.00
       in the Pre-Funding Account during the collection period
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
E.     Servicing

------------------------------------------------------------------------------------------------------------
I.     Servicing Fee Percentage                                                                        0.50%
ii     Beginning of Period Servicing Shortfall                                                         0.00
iii    End of Period Servicing Shortfall                                                               0.00
------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                   Page 3
Monthly Servicing Report


Distribution Date                      February 20, 2003                                    Closing Date:          October 10, 2002
Collection Period Begin Date:            January 1, 2003                      Previous Distribution Date:          January 21, 2003
Collection Period End Date:             January 31, 2003             Previous Collection Period End Date:         December 31, 2002


-----------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics            Initial Balance      Prefunding      Adjusted Initial             Balance as of
                                          10/04/2002         11/15/2002          Balances          12/31/2002        01/31/2003
-----------------------------------------------------------------------------------------------------------------------------------
I.     Principal Balance                 $432,770,483.68   $92,217,688.56    $524,988,172.24    $473,650,684.17   $454,518,286.18
ii     Number of Contracts                        32,439            5,706             38,145             36,072            35,260
iii    Weighted Average Coupon (WAC)                7.32%            6.77%              7.22%              7.21%             7.21%
iv     Weighted Average Original Term              59.64            60.04              59.71              59.73             59.73
v      Weighted Average Remaining Term             50.24            58.22              51.64              49.45             48.58
vi     Weighted Average Seasoning                   9.40             1.82               8.07              10.28             11.15
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
F. Portfolio Characteristics                % of Adjusted Initial Balances as of
                                            12/31/2002                01/31/2003
-------------------------------------------------------------------------------------------
I.     Principal Balance                             90.22%                    86.58%
ii     Number of Contracts                           94.57%                    92.44%
iii    Weighted Average Coupon (WAC)
iv     Weighted Average Original Term
v      Weighted Average Remaining Term
vi     Weighted Average Seasoning
-------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                  Page 4
Monthly Servicing Report

Distribution Date                      February 20, 2003                                     Closing Date:          August 30, 2001
Collection Period Begin Date:            January 1, 2003                       Previous Distribution Date:         January 21, 2003
Collection Period End Date:             January 31, 2003              Previous Collection Period End Date:        December 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                   # of Contracts              % of # of Contracts             Principal Balance
                                        12/31/2002    01/31/2003      12/31/2002      01/31/2003      12/31/2002    01/31/2003
------------------------------------------------------------------------------------------------------------------------------------
I.     30-59 Days Delinquent                     90            84            0.25%           0.24%    1,026,911.37       981,352.36
ii     60-89 Days Delinquent                     20            15            0.06%           0.04%      251,432.90       163,995.98
iii    90-119 Days Delinquent                    11            13            0.03%           0.04%      153,619.37       176,324.78
iv     120+ Days Delinquent                       0             0            0.00%           0.00%            0.00             0.00
v      Repo in Inventory (Charged-Off)            0             4            0.00%           0.01%            0.00        61,108.65
vi     Repo in Inventory (Not Charged-Off)        3             8            0.01%           0.02%       48,304.46       124,166.98
vii    Gross Charge-Offs in Period                1            13            0.00%           0.04%        4,413.68       159,249.66
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
G.1 Portfolio Performance                  % of Principal Balance
                                      12/31/2002            01/31/2003
-------------------------------------------------------------------------------
I.     30-59 Days Delinquent                  0.22%                  0.22%
ii     60-89 Days Delinquent                  0.05%                  0.04%
iii    90-119 Days Delinquent                 0.03%                  0.04%
iv     120+ Days Delinquent                   0.00%                  0.00%
v      Repo in Inventory (Charged-Off)        0.00%                  0.01%
vi     Repo in Inventory (Not Charged-Off)    0.01%                  0.03%
vii    Gross Charge-Offs in Period            0.00%                  0.04%
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
G.2 Ratios                                                                     Ratio
                                              11/30/2002          12/31/2002               01/31/2003               3 Month Average
------------------------------------------------------------------------------------------------------------------------------------
I.     Net Loss Ratio                                      0.00%               0.01%                    0.41%            0.14%
ii     Delinquency Ratio                                   0.04%               0.09%                    0.07%            0.07%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
H.     Portfolio Charge-Offs                            Dollar Amount                        % of Adjusted Initial Balances
                                                 12/31/2002     01/31/2003                12/31/2002                 01/31/2003
----------------------------------------------------------------------------------------------------------------------------------
I.     Gross Charge-Offs in Period                 $4,413.68     $159,249.66                    0.001%                     0.030%
ii     Cumulative Gross Charge-Offs                $4,413.68     $163,663.34                    0.001%                     0.031%
iii    Net Losses in Period                        $3,843.21     $158,381.55                    0.001%                     0.030%
iv     Cumulative Net Losses                       $2,817.65     $161,199.20                    0.001%                     0.031%
----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                               Page 5
Monthly Servicing Report


Distribution Date                       February 20, 2003                                   Closing Date:      October 10, 2002
Collection Period Begin Date:             January 1, 2003                     Previous Distribution Date:      January 21, 2003
Collection Period End Date:              January 31, 2003            Previous Collection Period End Date:     December 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
I. Pool Collections

-------------------------------------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                                               2,923,089.90
ii     Borrower Principal Collections                                                                             18,972,954.70
iii    Net Liquidation Proceeds                                                                                          193.63
iv     Recoveries                                                                                                        868.11
v      Simple Interest Advance                                                                                        51,775.57
vi     Repurchase Amounts (Interest)                                                                                          -
vii    Repurchase Amounts (Principal)                                                                                         -
viii   Total Interest Collections                                                                                  2,974,865.47
ix     Total Principal Collections                                                                               $18,974,016.44
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
J. Pool Balance Reconciliation

-------------------------------------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                                                    473,650,684.17
ii     Additional Fundings                                                                                                    -
iii    Pool Balance Reductions from Principal Collections                                                         18,973,148.33
iv     Gross Charge-Offs in Period                                                                                   159,249.66
v      Ending Pool Balance                                                                                       454,518,286.18
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
K. Total Available

-------------------------------------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                                                     21,948,881.91
ii     Pre-Funding Account Income                                                                                             -
iii    Pre-Funding Account Release                                                                                            -
           Reserve Account Balance                                                          2,624,940.86                      -
           Specified Reserve Account Amount                                                 2,624,940.86                      -
                                                                                          --------------
iv     Reserve Account Release                                                                         -                      -
v      Reserve Account Draw                                                                                                   -
vi     Collected Funds                                                                                            21,948,881.91
-------------------------------------------------------------------------------------------------------------------------------


M&I Auto Loan Trust 2002-1                                                                                               Page 6
Monthly Servicing Report


Distribution Date                 February 20, 2003                                       Closing Date:        October 10, 2002
Collection Period Begin Date:       January 1, 2003                         Previous Distribution Date:        January 21, 2003
Collection Period End Date:        January 31, 2003                Previous Collection Period End Date:       December 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
L. Waterfall                                                           Calculation      Amount Due       Amount         Amount Paid
                                                                           Steps                      Available for
                                                                                                      Distribution

------------------------------------------------------------------------------------------------------------------------------------
I.     Reimbursement of Outstanding Simple Interest                $           0.00     $ 67,792.66   21,948,881.91      67,792.66
       Advances
           Servicing Fee                                                 197,354.45
           Previous Servicing Fee Shortfall                                    0.00
                                                                   =================
ii     Total Servicing Fee                                         $     197,354.45     $197,354.45   21,881,089.25     197,354.45
iii    Class A Notes Interest Distribution                                               878,781.42   21,683,734.80     878,781.42
iv     Class B Notes Interest Distribution                                    $0.00       34,650.00   20,804,953.38      34,650.00
v      Reserve Fund Deposit                                                   $0.00           $0.00   20,770,303.38              -
           a) Previous Class A-1 Notes                               $76,976,102.75           $0.00               -              -
           b) Previous Note Balance - Pool Balance                   $14,457,816.57           $0.00               -              -
       X.) MAX of a) and b)                                          $76,976,102.75           $0.00               -              -
                                                                   =================
vi     Regular Principal Distribution                              $  76,976,102.75   76,976,102.75   20,770,303.38  20,770,303.38
vii    Release to Seller                                                                          -               -              -
-----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                            Page 7
Monthly Servicing Report

Distribution Date                  February 20, 2003                                     Closing Date:       October 10, 2002
Collection Period Begin Date:        January 1, 2003                       Previous Distribution Date:       January 21, 2003
Collection Period End Date:         January 31, 2003              Previous Collection Period End Date:      December 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions            Coupon    Number of Days   Current Interest   Previous                Accrued
                                                    in Pay Period                       Interest              Interest on
                                                                                        Shortfall               Interest
                                                                                                                Shortfall
-------------------------------------------------------------------------------------------------------------------------------
       Total Class A Notes                                              $878,781.42      0.00                     0.00
       Class A-1 Notes                   1.770%            30           $113,539.75      0.00                     0.00
       Class A-2 Notes                   1.950%            30           $198,250.00      0.00                     0.00
       Class A-3 Notes                   2.490%            30           $394,250.00      0.00                     0.00
       Class A-4 Notes                   3.040%            30           $172,741.67      0.00                     0.00
       Class B Notes                     3.520%            30           $ 34,650.00      0.00                     0.00
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions          Total Bond    Total Bond Interest            Interest Shortfall
                                       Interest Due         Paid
----------------------------------------------------------------------------------------------------------------------------------
       Total Class A Notes              878,781.42         878,781.42                       0.00
       Class A-1 Notes                  113,539.75         113,539.75                       0.00
       Class A-2 Notes                  198,250.00         198,250.00                       0.00
       Class A-3 Notes                  394,250.00         394,250.00                       0.00
       Class A-4 Notes                  172,741.67         172,741.67                       0.00
       Class B Notes                     34,650.00          34,650.00                       0.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
N. Bond Principal Distributions

------------------------------------------------------------------------------------------------------------------------------------
       Priority Principal Distribution                                                                                         -
       Regular Principal Distribution                                                                              20,770,303.38
                                                                                                       ==========================
       Total Principal Distribution                                                                                20,770,303.38
                                                                                                                               0
       Class A-1 Notes Principal Distribution                                                                      20,770,303.38
       Class A-2 Notes Principal Distribution                                                                               0.00
       Class A-3 Notes Principal Distribution                                                                               0.00
       Class A-4 Notes Principal Distribution                                                                               0.00
       Class B Notes Principal Distribution                                                                                 0.00
---------------------------------------------------------------------------------------------------------------------------------